Guarantees granted, commitments and contingent liabilities	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities
dged guarantees on the debt or commitments of third parties totaling €8 million (€7 million at December 31, 2018), as well as guarantees of €3 million on related party debt (€3 million at December 31, 2018).
SCUSA Private-label financing agreement
In February 2013, FCA US entered into a private-label financing agreement (the “SCUSA Agreement”) with Santander Consumer USA Inc. (“SCUSA”), an affiliate of Banco Santander, which launched on May 1, 2013. Under the SCUSA Agreement, SCUSA provides a wide range of wholesale and retail financing services to FCA US's dealers and consumers in accordance with its usual and customary lending standards, under the Chrysler Capital brand name.
The SCUSA Agreement has a ten-year term from February 2013, subject to early termination in certain circumstances, including the failure by a party to comply with certain of its ongoing obligations under the SCUSA Agreement. In accordance with the terms of the agreement, SCUSA provided an upfront, non-refundable payment of €109 million (U.S.$150 million) in May 2013, which was recognized as deferred revenue and is amortized over ten years. At December 31, 2019, €45 million (U.S.$50 million) remained in deferred revenue.
On June 28, 2019, FCA US entered into an amendment (the “Amendment”) to the SCUSA Agreement. The Amendment modified certain terms of the agreement, with the remaining term unchanged through to February 2023, and in connection with its execution, SCUSA made a one-time, nonrefundable, non-contingent, cash payment of U.S.$60 million (€53 million) to FCA US as part of a negotiated resolution of open matters. The amount was recognized within Selling, general and other costs in the Consolidated Income Statement for the year ended December 31, 2019. The duration of the agreement remains unchanged to February 2023.
From time to time, FCA US works with certain lenders to subsidize interest rates or cash payments at the inception of a financing arrangement to incentivize customers to purchase its vehicles, a practice known as “subvention”. FCA US has provided SCUSA with limited exclusivity rights to participate in specified minimum percentages of certain of its retail financing rate subvention programs. SCUSA has committed to certain revenue sharing arrangements, as well as to consider future revenue sharing opportunities. SCUSA bears the risk of loss on loans contemplated by the SCUSA Agreement. The parties share in any residual gains and losses in respect of consumer leases, subject to specific provisions in the SCUSA Agreement, including limitations on FCA US participation in gains and losses.
Other repurchase obligations
In accordance with the terms of other wholesale financing arrangements in Mexico, FCA Mexico is required to repurchase dealer inventory financed under these arrangements, upon certain triggering events and with certain exceptions, including in the event of an actual or constructive termination of a dealer’s franchise agreement. These obligations exclude certain vehicles including, but not limited to, vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date. In December 2015, FCA Mexico entered into a ten-year private label financing agreement with FC Financial, S.A De C.V., Sofom, E.R., Grupo Financiaro Inbursa (“FC Financial”), a wholly owned subsidiary of Banco Inbursa, under which FC Financial provides a wide range of financial wholesale and retail financial services to FCA Mexico's dealers and retail customers under the FCA Financial Mexico brand name. The wholesale repurchase obligation under the new agreement will be limited to wholesale purchases in case of actual or constructive termination of a dealer's franchise agreement.
At December 31, 2019, the maximum potential amount of future payments required to be made in accordance with these wholesale financing arrangements was approximately €188 million (U.S.$211 million) and was based on the aggregate repurchase value of eligible vehicles financed through such arrangements in the respective dealer's stock. If vehicles are required to be repurchased through such arrangements, the total exposure would be reduced to the extent the vehicles can be resold to another dealer. The fair value of the guarantee was nil at December 31, 2019.
Arrangements with key suppliers
From time to time and in the ordinary course of our business, the Group enters into various arrangements with key third party suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Future minimum purchase obligations under these arrangements at December 31, 2019 were as follows for the Group's continuing operations:

(€ million)
2020	€982
2021	€594
2022	€216
2023	€27
2024	€45
2025 and thereafter	€—

Other commitments, arrangements and contractual rights
Regulatory emission credits
During the year ended December 31, 2019, FCA entered into multi-year non-cancellable agreements for purchases of regulatory emissions credits in various jurisdictions. At December 31, 2019, these agreements represent total commitments of €1.2 billion after fulfillment of commitments during the year ended December 31, 2019 and the reduction in the commitments due to the CAFE civil fine rate (refer to Note 20, Provisions). The purchased credits are expected to be used for compliance years through 2022.
FCA Bank joint venture agreement
On July 19, 2019, FCA and Crédit Agricole Consumer Finance agreed to extend their 50:50 joint venture, FCA Bank, until December 31, 2024. The agreement will be automatically renewed unless notice of non-renewal is provided no later than three years before end of the term. A notice of non-renewal would trigger certain put and call rights.
UAW Labor Agreement
In December 2019, the UAW-represented workforce ratified a new four-year collective bargaining agreement that builds on the company’s commitment to grow its U.S. manufacturing operations by providing for total investments of U.S.$9 billion and the creation of 7,900 new or secured jobs. The provisions of the agreement continued certain opportunities for success-based compensation upon meeting certain quality and financial performance metrics. The agreement, which covers about 49,200 employees, included a ratification bonus of U.S.$9,000 for “Traditional” and “In-progression” employees and U.S.$3,500 for temporary employees, as well as lump-sum payments, both of which are in lieu of further wage increases, totaling U.S.$499 million (€446 million) that were paid to UAW members on December 27, 2019. Lump sum payments made in lieu of future wage increases will be amortized over the contract period.
Italian labor agreement
In March 2019, the Group renewed its labor agreement with Italian trade unions for Italian employees, which had previously expired on December 31, 2018. The agreement is valid for the period 2019-2022 and applies to the Group's 66,000 employees in Italy, primarily providing for a 2 percent annual increase in contractual compensation and an enhancement of the annual performance-based bonus linked to the achievement of productivity and efficiency targets forming part of the World Class Manufacturing (“WCM”) program.
In April 2015, the previous four-year compensation agreement was signed by FCA companies within the automobiles business in Italy. The compensation agreement was subsequently included into the labor agreement and was extended to all FCA companies in Italy on July 7, 2015.
The compensation arrangement was effective retrospectively from January 1, 2015 through December 31, 2018 and incentivized all employees toward achievement of the productivity, quality and profitability targets established in the 2015-2018 period of the 2014-2018 business plan developed in May 2014 by adding two variable additional elements to base pay:

•	an annual bonus, calculated on the basis of production efficiencies achieved and the plant’s World Class Manufacturing audit status; and

•
a component linked to achievement of the financial targets established in the 2015-2018 period of the 2014-2018 business plan for the EMEA region, including the activities of the premium brands Alfa Romeo and Maserati.

A total of €75 million, €72 million and €105 million related to the additional variable elements above was recorded as an expense included within Net profit from continuing operations for the years ended December 31, 2019, 2018 and 2017, respectively.
Canada labor agreement
FCA entered into a four-year labor agreement with Unifor in Canada that was ratified on October 16, 2016. The terms of this agreement provide a two percent wage increase in the first and fourth years of the agreement for employees hired prior to September 24, 2012 and will continue to close the pay gap for employees hired on or after September 24, 2012 by revising a ten-year progressive pay scale plan. The agreement includes a lump sum payment in lieu of further wage increases of 6,000 Canadian dollars (“CAD$”) per employee totaling approximately CAD$55 million (approximately €38 million) that was paid to Unifor members on November 4, 2016. These payments will be amortized ratably over the four-year labor agreement period. The agreement expires September 2020.
Contingent liabilities
In connection with significant asset divestitures carried out in prior years, the Group provided indemnities to purchasers with the maximum amount of potential liability under these contracts generally capped at a percentage of the purchase price. These liabilities refer principally to potential liabilities arising from possible breaches of representations and warranties provided in the contracts and, in certain instances, environmental or tax matters, generally for a limited period of time. Potential obligations with respect to these indemnities were approximately €5 million and a total of €3 million has been recognized within Provisions related to these obligations as of December 31, 2019 (€160 million and €50 million as of December 31, 2018, respectively). The Group has provided certain other indemnifications that do not limit potential payment and as such, it was not possible to estimate the maximum amount of potential future payments that could result from claims made under these indemnities.
Takata Airbag Inflators
Putative class action lawsuits were filed in March 2018 against FCA US in the U.S. District Courts for the Southern District of Florida and the Eastern District of Michigan, asserting claims under federal and state laws alleging economic loss due to Takata airbag inflators installed in certain of our vehicles. We are vigorously defending against this action and at this stage of the proceedings, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Emissions Matters
On January 10, 2019, we announced that FCA US had reached final settlements on civil environmental and consumer claims with the U.S. Environmental Protection Agency (“EPA”), U.S. Department of Justice (“DoJ”), the California Air Resources Board, the State of California, 49 other States and U.S. Customs and Border Protection, for which we accrued €748 million during the year ended December 31, 2018. Approximately €350 million of the accrual was related to civil penalties to resolve differences over diesel emissions requirements. A portion of the accrual was attributable to settlement of a putative class action on behalf of consumers in connection with which FCA US agreed to pay an average of $2,800 per vehicle to eligible customers affected by the recall. That settlement received final court approval on May 3, 2019. Nevertheless, we continue to defend individual claims from approximately 3,200 consumers that have exercised their right to opt out of the class action settlement and pursue their own individual claims against us (the “Opt-Out Litigation”). We have engaged in further discovery in the Opt-Out Litigation and participated in court-sponsored settlement conferences, but have reached settlement agreements with only a very small number of these remaining plaintiffs. As of December 31, 2019, our best estimate of a probable loss has been included within the provision previously recognized.
In the U.S., we remain subject to diesel emissions-related investigations by the U.S. Securities and Exchange Commission (the “SEC”) and the DoJ, Criminal Division. In September 2019, the DoJ filed criminal charges against an employee of FCA US for, among other things, fraud, conspiracy, false statements and violations of the Clean Air Act primarily in connection with efforts to obtain regulatory approval of the vehicles that were the subject of the civil settlements described above. We continue to cooperate with these investigations and present FCA’s positions on concerns raised by these governmental authorities. We may also engage in discussions in an effort to reach an appropriate resolution of these investigations. At this time, we cannot predict whether or when any settlement may be reached or the ultimate outcome of these investigations and we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss. We also remain subject to a number of related private lawsuits (the “Non Opt-Out Litigation”).
We have also received inquiries from other regulatory authorities in a number of jurisdictions as they examine the on-road tailpipe emissions of several automakers’ vehicles and, when jurisdictionally appropriate, we continue to cooperate with these governmental agencies and authorities.
In Europe, we have been working with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency in connection with their review of several of our vehicles.
We also initially responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for our vehicles, and we discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations have been held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure, which oversees the KBA, in an effort to resolve their differences. The mediation was concluded with no action being taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT has responded to the EC's allegations by confirming that the vehicles' approval process was properly performed.
In December 2019, the MIT notified us that the Dutch Ministry of Infrastructure and Water Management (“I&W”) had been communicating with the MIT regarding certain irregularities allegedly found by the RDW and the Dutch Center of Research TNO in the emission levels of certain Jeep Grand Cherokee Euro 5 models and a vehicle model of another OEM that contains a Euro 6 diesel engine supplied by us. In January 2020, the Dutch Parliament published a letter from the I&W summarizing the conclusions of the RDW regarding those vehicles and engines and indicating an intention to order a recall and report their findings to the Public Prosecutor, the EC and other Member States. We are in the process of providing a response to the MIT and engaging with the RDW to present our positions and cooperate to reach an appropriate resolution of this matter. In addition, at the request of the French Consumer Protection Agency, the Juge d’Instruction du Tribunal de Grande Instance of Paris is investigating diesel vehicles of a number of automakers including FCA, regarding whether the sale of those vehicles violated French consumer protection laws.
In December 2018, the Korean Ministry of Environment (“MOE”) announced its determination that approximately 2,400 FCA vehicles imported into Korea during 2015, 2016 and 2017 were not emissions compliant and that the vehicles with a subsequent update of the emission control calibrations voluntarily performed by FCA, although compliant, would have required re-homologation of the vehicles concerned. In May 2019, the MOE revoked certification of the above-referenced vehicles and announced an administrative fine for an amount not material to the Group. We have appealed the MOE’s decision. Our subsidiary in Seoul, Korea is also cooperating with local criminal authorities in connection with their review of this matter and with the Korean Fair Trade Commission regarding a purported breach of the Act on Fair Labeling and Advertisement in connection with the subject vehicles.
The results of the unresolved governmental inquiries and private litigation cannot be predicted at this time and these inquiries and litigation may lead to further enforcement actions, penalties or damage awards, any of which may have a material adverse effect on our business, financial condition and results of operations. It is also possible that these matters and their ultimate resolution may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and consequently could have a material adverse effect on our business, financial condition and results of operations.  At this stage, we are unable to evaluate the likelihood that a loss will be incurred with regard to the unresolved inquiries and Non Opt-Out Litigation or estimate a range of possible loss.
U.S. Sales Reporting Investigations
On July 18, 2016, we confirmed that the SEC had commenced an investigation into our reporting of vehicle unit sales to end customers in the U.S. and that inquiries into similar issues have been received from the DoJ. These vehicle unit sales reports relate to unit sales volumes primarily by dealers to consumers while we generally recognize revenues based on shipments to dealers and other customers and not on vehicle unit sales to consumers.
On September 27, 2019, the SEC announced the resolution of its investigation which included our agreement to pay an amount that is not material to the Group. We have also cooperated with a DoJ investigation into the same issues, the outcome of which remains uncertain. Any resolution of that matter may involve the payment of penalties and other sanctions. At this time, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss in connection with that investigation.
As previously reported, two putative securities class action lawsuits were filed against us in the U.S. District Court for the Eastern District of Michigan making allegations with regard to our reporting of vehicle unit sales to end consumers in the U.S. These lawsuits were consolidated into a single action and on October 4, 2018, we entered into an agreement in principle to settle the consolidated litigation, subject to court approval, for an amount that is not material to the Group. On June 5, 2019, the Court granted final approval to this settlement.
National Training Center
In connection with an on-going government investigation into matters at the UAW-Chrysler National Training Center, the DoJ has brought charges against a number of individuals including former FCA US employees and individuals associated with the UAW for, among other things, tax fraud and conspiring to provide money or other things of value to a UAW officer and UAW employees while acting in the interests of FCA US, in violation of the Labor Management Relations (Taft-Hartley) Act. Several of the individual defendants have entered guilty pleas and some have claimed in connection with those pleas that they conspired with FCA US in violation of the Taft-Hartley Act. We continue to cooperate with this investigation and are in discussions with the DOJ about a potential resolution of its investigation. The outcome of those discussions is uncertain; however, any resolution may involve the payment of penalties and other sanctions.  At this time, we cannot predict whether or when any settlements may be reached or, if no settlement is reached, the ultimate outcome of any litigation. As such, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. Those actions have been dismissed both at the trial court stage and on appeal. Three plaintiffs in these lawsuits also filed charges alleging unfair labor practices with the U.S. National Labor Relations Board (the “Board”). The Board issued a complaint regarding these allegations and is seeking a cease and desist order as well as the posting of a notification with respect to the alleged practices. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
General Motors Litigation
On November 20, 2019, General Motors LLC and General Motors Company (collectively, “GM”) filed a lawsuit in the U.S. District Court for the Eastern District of Michigan against FCA US, FCA NV and certain individuals, claiming violations of the Racketeer Influenced and Corrupt Organizations (RICO) Act, unfair competition and civil conspiracy in connection with allegations that FCA US paid bribes to UAW officials that corrupted the bargaining process with the UAW and as a result FCA US enjoyed unfair labor costs and operational advantages that caused harm to GM. GM also claimed that FCA US had made concessions to the UAW in collective bargaining that the UAW was then able to extract from GM through pattern bargaining which increased costs to GM in an effort to force a merger between GM and FCA NV.
We are defending vigorously against this action and, on January 24, 2020, we filed a motion to dismiss all claims. However, at this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
U.S. Import Duties
Historically, we have paid a 2.5 percent duty on Ram ProMaster City light commercial vehicles imported into the U.S. as passenger vehicles and later converted into cargo vans rather than the 25 percent duty applicable to vehicles that are imported into the U.S. as cargo vans. In litigation between a competitor and U.S. Customs and Border Protection (“CBP”) involving similar vehicles, the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) ruled in June 2019 that vehicles previously imported by the competitor are subject to the 25 percent duty. In October 2019, the Federal Circuit declined to rehear the case and the competitor announced its intent to appeal the matter to the U.S. Supreme Court.
We believe there are facts that distinguish our case from that of the competitor. However, if CBP prevails against the competitor, it may seek to recover increased duties for our prior imports, plus interest, and may assert a claim for penalties. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.